EXHIBIT 99.1


CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certify that the Annual Report on Form 10-KSB of EuroGas, Inc. for the year ended December 31, 2002, as filed May 20, 2003 with the Securities and Exchange Commission, to the best of our knowledge fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of EuroGas, Inc.



Date: May 20, 2003                      /s/ Scott R. Hosking
                                        ----------------------
                                        Scott R. Hosking
                                        Chairman and Chief Executive Officer
                                        (Principal Executive Officer)


Date: May 20, 2003                       /s/Jeff A. Hanks
                                         ----------------------
                                         Jeff A. Hanks
                                         Chief Financial Officer
                                         (Principal Financial and Accounting
                                         Officer)